UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2000

                            Exact name of registrant as specified in its charter, State or other jurisdiction of incorporation or organization, Address of
Commission                  principal executive offices and Registrant's Telephone Number,          IRS Employer
File Number                 including area code                                                  Identification No.
-----------                 ----------------------------------------------------------------     ------------------

1-12927                     NEW CENTURY ENERGIES, INC.                                               84-1334327
                            (a Delaware corporation)
                            1225 17th Street
                            Denver, Colorado  80202
                            Telephone (303) 571-7511

1-3789                      SOUTHWESTERN PUBLIC SERVICE COMPANY                                      75-0575400
                            (a New Mexico corporation)
                            Tyler at Sixth
                            Amarillo, Texas  79101
                            Telephone (303) 571-7511

     This combined Form 8-K is separately filed by New Century Energies Inc. ("NCE") and Southwestern Public Service Company ("SPS"). Information contained herein relating to any individual company is filed by such company on its own behalf. Each registrant makes representations only as to itself and makes no other representations whatsoever as to information relating to the other registrant.



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                                      -2-

ITEM 5.  OTHER EVENTS


     On July 24, 2000, Southwestern Public Service Company, a subsidiary of New Century Energies, Inc., announced the commencement of a tender offer for any and all of its outstanding First Mortgage Bonds. For more information on the tender offer, see the press release and the Offer to Purchase attached hereto as exhibits, each of which are incorporated herein by reference.

                           FORWARD LOOKING INFORMATION

     The above discussions include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors and prospective investors are cautioned that the forward-looking statements contained herein with respect to the revenues, earnings, capital expenditures, resolution and impact of litigation and regulatory matters, competitive performance, or other prospects for the business of New Century Energies, Inc., and/or Southwestern Public Service Company or their affiliated companies, including any and all underlying assumptions and other statements that are other than statements of historical fact, may be influenced by factors that could cause actual outcomes and results to be materially different than projected. Such factors include, but are not limited to, the effects of weather, future economic conditions, the performance of generating units, fuel prices and availability, regulatory decisions and the effects of changes in state and federal laws, the pace of deregulation of domestic retail natural gas and electricity markets, the timing and extent of change in commodity prices for all forms of energy, capital spending requirements, the evolution of competition, earnings retention and dividend payout policies, changes in accounting standards, the implementation of the stipulation, the consummation of the proposed merger with Northern States Power Company and/or other factors. From time to time, New Century Energies, Inc. and Southwestern Public Service Company may publish or otherwise make available forward-looking statements. All such subsequent forward-looking statements, whether written or oral and whether made by or on behalf of each company, are also expressly qualified by these cautionary statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits. The following exhibits are filed herewith:

          99(a) Press Release relating to the Tender Offer issued July 24, 2000.

          99(b) Offer to Purchase of Southwestern Public Service Company dated
                July 24, 2000.



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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                NEW CENTURY ENERGIES, INC.


                                By  /s/ R.C. Kelly
                                    ----------------------------------------
                                    Name: R.C. Kelly
                                    Title:  Executive Vice President
                                            and Chief Financial Officer


                                SOUTHWESTERN PUBLIC SERVICE COMPANY


                                By  /s/ R.C. Kelly
                                    ---------------------------------------
                                    Name: R.C. Kelly
                                    Title:  Executive Vice President



DATE:  July 24, 2000

                                  EXHIBIT INDEX


Exhibit
Number

99(a) Press Release relating to the Tender Offer issued July 24, 2000.

99(b) Offer to Purchase of Southwestern Public Service Company dated July 24,
      2000.